UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 28, 2006

                         NORTH CENTRAL BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)


            Iowa                         0-27672                 42-1449849
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)


                               825 Central Avenue
                             Fort Dodge, Iowa 50501
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (515) 576-7531


                                 Not Applicable
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

         On April 28, 2006, North Central Bancshares (the "Company") announced that the shareholders of the Company approved the Company's adoption of the North Central Bancshares, Inc. 2006 Stock Incentive Plan (the "Plan"). The Plan enables the Company to grant stock-based compensation to its directors and officers. The Plan also provides for performance-based awards of restricted stock. The Plan is administered by a committee appointed by the Board of Directors, consisting of the members of the Compensation Committee of the Company's Board of Directors. The administrative committee will, in its discretion, determine the type of awards made and establish other terms and conditions applicable to the award, subject to certain restrictions set out in the Plan. Any officer or non-employee director of the Company, or the Company's wholly-owned subsidiary, First Federal Savings Bank of Iowa, may be selected to participate by the administrative committee.

         With the adoption of the Plan, a total of 125,000 shares of common stock will be reserved for the granting of new awards under this Plan.

         The foregoing summary of the Plan is qualified in its entirety by the full text of the Plan which is incorporated herein by reference from the Company's Definitive Proxy Statement for its 2006 Annual Meeting of Stockholders as filed with the Securities and Exchange Commission on March 20, 2006.

Item 9.01    Financial Statements and Exhibits

(d)    The following is filed with this Current Report on Form 8-K:

       Exhibit No.     Description
       -----------     -----------

          99.1         North Central Bancshares, Inc. 2006 Stock Incentive Plan*

______________
         * Filed as an Appendix to the Company's Definitive Proxy Statement for its 2006 Annual Meeting of Stockholders as filed with the Securities and Exchange Commission on March 20, 2006 and incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         NORTH CENTRAL BANCSHARES, INC.


                         By:    /s/ David M. Bradley
                                --------------------
                         Name:  David M. Bradley
                         Title: Chairman, President and Chief Executive
                                Officer


Dated:  April 28, 2006

Exhibit Index

Exhibit No.    Description
-----------    -----------

   99.1        North Central Bancshares, Inc. 2006 Stock Incentive Plan*

____________
         * Filed as an Appendix to the Company's Definitive Proxy Statement for its 2006 Annual Meeting of Stockholders as filed with the Securities and Exchange Commission on March 20, 2006 and incorporated herein by reference.